UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                          811-21455

Guggenheim Enhanced Equity Strategy Fund
(Exact name of registrant as specified in charter)

         2455 Corporate West Drive
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
         2455 Corporate West Drive
Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

October 31, 2011

Guggenheim Enhanced Equity Strategy Fund

GGE

GUGGENHEIM

www.guggenheimfunds.com/gge

... your path to the LATEST,

most up-to-date INFORMATION about the

Guggenheim Enhanced Equity Strategy Fund

The shareholder report you are reading right now is just the beginning of the story. Online at
www.guggenheimfunds.com/gge, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund

Dear Shareholder |

We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund, formerly known as the Claymore Dividend & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2011.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $100 billion in assets under management and supervision.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2011, the Fund generated a total return based on market price of 8.79% and a return of 11.34% based on NAV. As of October 31, 2011, the Fund’s market price of $15.45 represented a discount of 14.59% to NAV of $18.09. As of October 31, 2010, the Fund’s market price of $14.86 represented a discount of 12.17% to NAV of $16.92.

On March 14, 2011, the Fund announced that the Board of Trustees of the Fund approved the termination of the investment sub-advisory agreement among the Fund, the Adviser, and Manning & Napier Advisors, Inc., the former investment sub-adviser to the Fund, and approved the appointment of GPAM as investment sub-adviser. GPAM assumed responsibility for the management of the Fund on May 16, 2011. On September 8, 2011, at the reconvened annual meeting of shareholders of the Fund, shareholders approved a new investment sub-advisory agreement among the Fund, the Adviser and GPAM.

GPAM seeks to achieve the Fund’s primary and secondary investment objectives by utilizing an enhanced equity option strategy developed by GPAM. In connection with the implementation of GPAM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by the Adviser and GPAM. Leverage is generally maintained between 20% and 30% of the Fund’s total assets. The Fund currently employs financial leverage through the use of a bank line of credit. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

At the time the change of sub-adviser was announced, the Fund also announced that it anticipated that its new investment strategy might increase the gains realized by the Fund, making possible an increase in the amount of quarterly distributions payable by the Fund beginning in August 2011 to an annualized range of 7% to 8%. Consistent with this expectation, the Fund paid a quarterly distribution of $0.3125 on August 31, 2011. The most recent dividend represents an annualized distribution rate of 8.09% based on the Fund’s closing market price of $15.45 on October 31, 2011.

On November 30, 2010, February 28, 2011, and May 31, 2011, the Fund paid quarterly distributions of $0.1250. In addition, the Fund paid a supplemental distribution of $0.0220 per common share on December 31, 2010, to shareholders of record as of December 29, 2010. This supplemental distribution, which was made from ordinary income, was made in order to allow the Fund to meet its distribution requirements and avoid excise taxes for 2010.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 28 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the

Annual Report | October 31, 2011 | 3

GGE | Guggenheim Enhanced Equity Strategy Fund | Dear Shareholder continued

discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the 12 months ended October 31, 2011, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gge.

Sincerely,

Kevin M. Robinson

Chief Executive Officer and Chief Legal Officer
Guggenheim Enhanced Equity Strategy Fund

November 30, 2011

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GGE | Guggenheim Enhanced Equity Strategy Fund

Questions & Answers |

The Guggenheim Enhanced Equity Strategy Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended October 31, 2011.

Prior to May 16, 2011, the Fund was known as the Claymore Dividend & Income Fund, and the sub-adviser to the Fund, responsible for day-to-day management, was Manning & Napier Advisors, Inc. (“Manning & Napier”).

1. Please describe the Fund’s objective and management strategies.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of long-term capital appreciation. The strategies described below were in place beginning May 16, 2011, when the current management team assumed responsibility for the Fund.

GPAM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPAM. GPAM’s proprietary model seeks to utilize efficiencies from the tax characteristics of the Fund’s portfolio through the management of the underlying instruments used to gain equity exposure, through management of the call option strike prices and maturities, and through management of the Fund’s leverage. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. Pursuant to GPAM’s strategy, the Fund intends to continue to utilize financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.

Currently GPAM seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds. The Fund has the ability to write call options on indices and/or securities, which will typically be at- or out-of-the money. GPAM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized.

The Fund seeks to achieve its primary investment objective of providing a high level of current income through dividends paid on securities owned by the Fund and from cash premiums received from selling options. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.

To the extent GPAM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPAM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to be comprised of fewer holdings. In current market conditions, GPAM expects to seek to obtain exposure to equity markets by investing primarily in exchange–traded funds.

The Fund will ordinarily focus its investments in securities of U.S. issuers, but it may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

2. Please tell us about the economic and market environment over the last year.

Most U.S. market indices, both equity and fixed-income, posted positive returns for the 12-month period ended October 31, 2011. However, more than 100% of this return came in the first half of the period, as returns for most indices were negative for the six-month period ended October 31, 2011. The equity market peaked at the end of April, dipped a bit, then peaked again in July at nearly the same level reached in April. During the summer the market was generally weak and extremely volatile, with violent swings on many days. After Labor Day the equity market strengthened a bit, and an 11% rally in October in the Standard and Poor’s 500 Index (the “S&P”), which is generally regarded as an indicator of the broad U.S. stock market, was the biggest monthly advance since 1991.

The turmoil in securities markets was driven largely by concerns about sovereign debt in several European nations, which European central bankers are attempting to address. In the U.S., the fundamentals are healthier than the market’s summer slump and extreme volatility imply, and renewed recession seems unlikely. In late October, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.5% for the third quarter of 2011, up from 1.3% in the second quarter of the year.

The index of leading economic indicators published by the Conference Board suggests moderate expansion in economic activity in the months ahead. No recession has ever occurred without at least four consecutive negative months of trends in leading economic indicators, nor has a recession ever been preceded by accommodative actions on the part of the Federal

Annual Report | October 31, 2011 | 5

GGE | Guggenheim Enhanced Equity Strategy Fund | Questions & Answers continued

Reserve, which has been aggressively accommodative and has pledged to remain so.

The troubles in Europe and Asia, at a time when the world’s central banks are injecting liquidity into their economies, are driving investors toward dollar-denominated assets. In late summer, rates on U.S. Treasury bonds plunged to nearly unprecedented levels, as investors sought safety. More recently, riskier U.S. dollar assets have also demonstrated strength.

For the 12-month period ended October 31, 2011, the S&P returned 8.09%. In the first half of the 12-month period, the S&P returned 16.36%; for the six-month period ended October 31, 2011, the return of the S&P was -7.11%. Most international markets were much weaker than the U.S. market; the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned -3.56% for the 12 months ended October 31, 2011.

3. How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2011, the Fund generated a total return based on market price of 8.79% and a return of 11.34% based on NAV. As of October 31, 2011, the Fund’s market price of $15.45 represented a discount of 14.59% to NAV of $18.09. As of October 31, 2010, the Fund’s market price of $14.86 represented a discount of 12.17% to NAV of $16.92.

In evaluating the Fund’s performance for the October 2011 fiscal year, it is important to note that the Fund was managed by a different sub-adviser using a different strategy from the beginning of the year through May 15, 2011. For the six-month period ended April 30, 2011, the Fund generated a total return based on market price of 17.96% and a return of 17.37% based on NAV. For the six-month period ended October 31, 2011, when the current management team was responsible for the Fund, the Fund generated a total return based on market price of -7.78% and a return of -5.13% based on NAV. For comparison, the return of the S&P was 16.36% for the six months ended April 30, 2011; -7.11% for the six months ended October 31, 2011; and 8.04% for the full 12-month period.

The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

4. What is the Fund’s distribution policy?

At the time the Fund’s management change was announced, it was also announced that the Fund anticipated that its new investment strategy might increase the gains realized by the Fund, making possible an increase in the amount of quarterly distributions payable by the Fund beginning in August 2011 to an annualized range of 7% to 8%. Consistent with this expectation, the Fund paid a quarterly distribution of $0.3125 on August 31, 2011. The most recent dividend represents an annualized distribution rate of 8.09% based on the Fund’s closing market price of $15.45 on October 31, 2011. This increase in the Fund’s distribution rate may reduce the likelihood of the Fund utilizing its capital loss carry forward (“CLCF”), which totaled $673.9 million at October 31, 2011. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. See Note 4 in the Notes to Financial Statements for more details on the expiration of the Fund’s CLCF.

On November 30, 2010, February 28, 2011, and May 31, 2011, the Fund paid quarterly distributions of $0.1250. In addition, the Fund paid a supplemental distribution of $0.0220 per common share on December 31, 2010, to shareholders of record as of December 29, 2010. This supplemental distribution, which was made from ordinary income, was made in order to allow the Fund to meet its distribution requirements and avoid excise taxes for 2010.

When required, the distributions were accompanied by letters detailing the expected characterization of the distribution for tax purposes. These letters are also posted on the Fund’s website. Additionally, GFIA and its affiliates produce a tax information guide for its closed-end funds; this guide may be found at www.guggenheimfunds.com/CEF.

5. What were the major investment decisions that affected the Fund’s performance?

Since the Fund was managed by different teams and with different strategies from the beginning of the fiscal year through May 15 and from May 16 through the end of the period, it is appropriate to examine the drivers of performance separately for these two periods.

As explained in the market commentary above, the period since the current management team assumed responsibility for the Fund in the middle of May has been a time of unusually high volatility, with some of the largest monthly moves in the S&P ever experienced. The Fund’s covered call strategy seeks to take advantage of the volatility in the market. Therefore, it might seem that extreme volatility would be advantageous for this strategy. However, for a manager attempting to monetize volatility, it is not

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realized volatility that can be captured, but rather implied volatility, in other words, investors’ expectation of volatility.

The market’s expectation of 30-day volatility is generally measured by the Chicago Board Options Exchange (CBOE) Volatility Index, which is generally referred to as the VIX Index. This index is constructed using the implied volatilities of a wide range of S&P based index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX Index is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

When the current management team took over in May, the VIX Index was approximately 15, implying about a 1% daily move, a very normal environment. By August, the VIX Index jumped to 45, and even that high level implies volatility much lower than the 10% to 20% moves seen in several months during this period. During most of this period, the VIX Index was in a range around 30, which means that the actual volatility in the market was much greater than the volatility implied by the VIX Index. The result is that, in most cases, the premiums received for writing options did not compensate adequately for the ultimate moves in the market.

Nonetheless, the Fund has managed to perform well, exceeding the return of the S&P, by adjusting both the strike price of options held in the portfolio and the securities on which options are written. The Fund’s strategy is not simply a passive volatility strategy, but an opportunistic strategy that seeks to provide more participation in market moves when the compensation for writing options is not adequate. Importantly, this performance has been achieved with volatility for the Fund at approximately 30%, just marginally higher than the 29% volatility of the S&P. This means that the Fund has performed as desired, providing investors with a higher return than the S&P with a similar level of risk.

During most of this period, volatility was essentially cheap, meaning that implied volatility, as measured by the VIX Index, was less than realized volatility. As a result, the premiums received for most of the options written by the Fund did not adequately compensate for the market moves that subsequently occurred, although they did provide income. Most of the Fund’s relative strong performance during the second half of the year came from the portfolio management team’s adjusting the strike price of options higher during violent downward moves in the market to take advantage of subsequent upward market movement. The portfolio management team seeks to optimize the portfolio each month on the date that options expire by selling a combination of at-the-money and out-of-the-money options to seek to maximize the premium received, while also participating in the upside potential of the market.

The Fund’s portfolio consists mainly of exchange-traded funds (“ETFs”) and options written on those ETFs. ETFs are selected for broadly-based market exposure and broad sector exposures. Only highly liquid securities are held, since liquidity is essential for a strategy that seeks to benefit from market volatility. While market correlation has been very high during this period, which means that most securities move in the same direction, of course different securities have different betas, and there have been divergences. The financial model used in managing the Fund makes it possible to seek to take advantage of these divergences, although this was not a major source of performance during this period.

6. What were the main determinants of the Fund’s performancein the first half of the fiscal year during which time Manning & Napier managed the portfolio?

In the first half of the year, the Fund’s portfolio was structured with approximately 80% of assets in equities and 20% in corporate bonds. During the first quarter of the Fund’s fiscal year (November 2010 through January 2011), the Fund’s concentration in consumer staples and health care caused the portfolio to underperform broad market averages during a period when cyclical issues generally performed best. In the period from February through April, there was a shift in market leadership, and the Fund’s positions in health care and consumer staples contributed to performance, as did an overweight in energy and underweight in the financials sector.

Among the major contributors to performance in the first half of the year were stocks of several large international integrated oil companies, including Chevron Corp., Exxon Mobil Corp., ConocoPhillips and Total SA. Other major contributors included Pfizer Inc., a global biopharmaceutical company, and Philip Morris International, Inc., a leading international tobacco company. The greatest detractor from performance was Nokia OYJ, a producer and marketer of mobile communication devices. Another detractor was Koninklijke Philips Electronics NV, a Dutch producer of consumer electronics, lighting and health care products. None of these securities were held in the portfolio at period end.

7. What was the effect of leverage on theFund’s performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities to seek to provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from an unleveraged portfolio. During the 12 months ended October 31, 2011, leverage contributed to performance, since the portfolio’s return was greater than the cost of leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

In preparation for the transition to a new sub-adviser, securities with a value of approximately $20 million were sold in April 2011, with the proceeds used to reduce leverage. As of April 30, 2011, the Fund’s outstanding leverage was $10.25 million.

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GGE | Guggenheim Enhanced Equity Strategy Fund l Questions & Answers continued

The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by GFIA and GPAM. Leverage was increased during the last half of the Fund’s fiscal year, as GPAM moved the strategy toward the Guggenheim rules-based equity strategy with an option overlay. The Fund currently employs financial leverage through the use of a bank line of credit, generally maintaining leverage between 20% and 30% of the Fund’s total assets, consistent with the Fund’s risk profile, which is similar to that of the S&P. As of October 31, 2011, the Fund’s outstanding leverage was $26 million, which was approximately 22% of the Fund’s total assets.

8. What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

GPAM believes that the U.S. economy will continue to recover, albeit at a relatively modest pace. Sovereign debt and other problems in Europe and Asia may continue to hold back economies in those regions, so that investment opportunities may continue to be better in the U.S.

As described above, the U.S. equity market was very strong in October 2011, the final month of the Fund’s fiscal year. Nonetheless, volatility continues to be quite high, creating opportunities for the Fund to generate returns both by writing options and by participating in upward movements in the market. With the dividend yield on the S&P very close to the yield on U.S. Treasury securities, there’s a tremendous amount of opportunity in equities. The Fund will continue to seek to provide investors with a high level of current income and total returns higher than the S&P with less risk than the S&P.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks.The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

GGE Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisers, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives.The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Equity Securities and Related Market Risk. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Options Risk.There are various risks associated with the Fund’s covered call option strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date.Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, GPAM will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it

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would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of GPAM. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See“Financial Leverage Risk”below.

Counterparty Risk. The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Medium and Smaller Company Risk.The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return.This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

During the time in which the Fund is utilizing financial leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and common shareholders. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, any use of financial leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of financial leverage and the effect of financial leverage on the management of the Fund’s portfolio and the performance of the Fund.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market

Annual Report | October 31, 2011 | 9

GGE | Guggenheim Enhanced Equity Strategy Fund | Questions & Answers continued

value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.

Foreign Investment Risk. The Fund’s investments in ADRs and other securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less publicly available information about a foreign company than a U.S. company. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those standards applicable to U.S. companies. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling. If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Fund may lose value.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Recent Market Developments. Global financial markets have experienced periods of unprecedented turmoil.The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things.These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on equity markets, which in turn, may adversely affect the Fund. The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Sub-Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund’s portfolio.

Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the“Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading, the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide.The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Please see www.guggenheimfunds.com/gge for a more detailed discussion about Fund risks and considerations.

10 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund1

Fund Summary|As of October 31, 2011 (unaudited)

Fund Statistics
Share Price		$15.45
Common Share Net Asset Value		$18.09
Premium/(Discount) to NAV		-14.59%
Net Assets ($000)		$90,330
Total Returns
(Inception 1/27/04)	Market	NAV
One Year	8.79%	11.34%
Three Year - average annual	6.88%	1.68%
Five Year - average annual	-27.77%	-27.68%
Since Inception - average annual	-16.27%	-14.74%

% of Long
Long Term Holdings	Term Investments
SPDR S&P 500 ETF Trust	30.7%
SPDR Dow Jones Industrial Average ETF Trust	20.6%
PowerShares QQQ Trust Series 1	20.4%
iShares Russell 2000 Index Fund	5.3%
SPDR S&P Retail ETF	5.1%
Technology Select Sector SPDR Fund	5.1%
Consumer Discretionary Select Sector SPDR Fund	5.1%
Utilities Select Sector SPDR Fund	5.0%
ProShares Ultra S&P500	2.6%
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/gge. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

% of Net
Fund Breakdown	Assets
Long-Term Investments	131.3%
Short-Term Investment	1.1%
Total Investments	132.4%
Total Value of Options Written	-3.9%
Other Assets in excess of Liabilities	0.3%
Borrowings	-28.8%
Total Net Assets	100.0%

Annual Report | October 31, 2011 | 11

GGE | Guggenheim Enhanced Equity Strategy Fund
Portfolio of Investments|October 31, 2011
Number
of Shares	Description	Value
	Long-Term Investments– 131.3%
	Exchange Traded Funds (a) – 131.2%
154,000	Consumer Discretionary Select Sector SPDR Fund	$ 6,015,240
84,900	iShares Russell 2000 Index Fund	6,280,053
416,600	PowerShares QQQ Trust Series 1	24,137,804
67,400	ProShares Ultra S&P500	3,118,598
204,300	SPDR Dow Jones Industrial Average ETF Trust	24,375,033
290,700	SPDR S&P 500 ETF Trust	36,468,315
115,600	SPDR S&P Retail ETF	6,075,936
233,500	Technology Select Sector SPDR Fund	6,073,335
171,900	Utilities Select Sector SPDR Fund	5,988,996
	(Cost $116,802,360)	118,533,310
	Limited Partnership – 0.1%
400,000	Kodiak Funding, LP (b)	56,359
	(Cost $3,484,000)
	Total Long-Term Investments – 131.3%
	(Cost $120,286,360)	118,589,669
	Short-Term Investments – 1.1%
	Money Market–1.1%
1,006,637	Dreyfus Treasury Prime Cash Management Institutional Shares	1,006,637
	(Cost $1,006,637)
	Total Investments – 132.4%
	(Cost $121,292,997)	119,596,306
	Other Assets in excess of Liabilities – 0.3%	241,989
	Total value of Options Written – (3.9%) (Premiums received $3,402,773)	(3,508,393)
	Borrowings – (28.8% of Net Assets or 21.7% of Total Investments)	(26,000,000)
	Net Assets – 100.0%	$ 90,329,902

LP – Limited Partnership
S&P – Standard & Poor’s
(a)
All of these securities represent cover (directly or through conversion rights) for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $56,359 which represents 0.1% of Net Assets Applicable to Common Shares

See notes to financial statements.

12 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund l Portfolio of Investments continued

Contracts (100 shares		Expiration	Exercise	Market
per contract)	Call Options Written (c)	Month	Price	Value
1,540	Consumer Discretionary Select Sector SPDR Fund	November 2011	$39.00	$ (154,000)
849	iShares Russell 2000 Index Fund	November 2011	72.00	(293,754)
4,166	PowerShares QQQ Trust Series 1	November 2011	58.00	(526,999)
674	ProShares Ultra S&P500	November 2011	45.00	(193,101)
2,043	SPDR Dow Jones Industrial Average ETF Trust	November 2011	117.00	(801,878)
2,907	SPDR S&P 500 ETF Trust	November 2011	124.00	(1,078,497)
1,156	SPDR S&P Retail ETF	November 2011	52.00	(254,320)
2,335	Technology Select Sector SPDR Fund	November 2011	26.00	(131,927)
1,719	Utilities Select Sector SPDR Fund	November 2011	35.00	(73,917)
	Total Value of Options Written			$ (3,508,393)
	(Premiums received $3,402,773)

(c) Non-income producing security.

See notes to financial statements.

Annual Report | October 31, 2011 | 13

GGE | Guggenheim Enhanced Equity Strategy Fund
Statement of Assets and Liabilities|October 31, 2011
Assets
Investments in securities, at value (cost $121,292,997)	$119,596,306
Cash	478,635
Dividends and interest receivable	43,077
Tax reclaims receivable	462
Other assets	33,264
Total assets	120,151,744
Liabilities
Borrowings	26,000,000
Options written, at value (premiums received of $3,402,773)	3,508,393
Advisory fee payable	72,890
Interest due on borrowings	2,876
Administrative fee payable	2,007
Accrued expenses and other liabilities	235,676
Total liabilities	29,821,842
Net Assets	$90,329,902
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	770,308,763
Accumulated net unrealized depreciation on investments and options	(1,802,311)
Accumulated net realized loss on investments and currency transactions and options	(678,473,140)
Accumulated undistributed net investment income	246,650
Net Assets	$90,329,902
Net Asset Value
(based on 4,993,991 common shares outstanding)	$18.09

See notes to financial statements.

14 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund
Statement of Operations|For the year ended October 31, 2011
Investment Income
Dividends (net of foreign withholding taxes of $56,694)	$2,415,578
Interest	726,427
Total income		$3,142,005
Expenses
Advisory fee	969,030
Professional fees	310,070
Transition expense	125,000
Trustees’fees and expenses	86,202
Printing expenses	75,063
Fund accounting	42,877
Administrative fee	31,351
Miscellaneous	31,057
Custodian fee	31,019
Insurance expense	28,402
NYSE listing fee	21,170
Transfer agent fee	19,592
Interest expense	290,554
Total expenses		2,061,387
Advisory fees waived		(79,044)
Net expenses		1,982,343
Net investment income		1,159,662
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on:
Investments		(14,084,907)
Options		4,231,825
Change in net unrealized appreciation (depreciation) on:
Investments		18,179,184
Options		(105,620)
Net gain on investments and options		8,220,482
Net Increase in Net Assets Resulting from Operations		$9,380,144

See notes to financial statements.

Annual Report | October 31, 2011 | 15

GGE | Guggenheim Enhanced Equity Strategy Fund
Statement of Changes in Net Assets
Applicable to Common Shareholders |
	For the	For the
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
Increase (decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations
Net investment income	$1,159,662	$2,906,536
Net realized loss on investments, in-kind redemptions, currency transactions and options	(9,853,082)	(1,117,683)
Net change in unrealized appreciation on investments, currency transactions and options	18,073,564	18,170,097
Net increase in net assets resulting from operations	9,380,144	19,958,950
Distributions to Preferred Shareholders
From net investment income	–	(126,017)
Net increase in net assets applicable to common shareholders resulting from operations	9,380,144	19,832,933
Distributions to Common Shareholders
From and in excess of net investment income	(1,364,106)	(3,868,047)
Return of capital	(2,179,131)	–
Total dividends and distributions to common shareholders	(3,543,237)	(3,868,047)
Capital Share Transactions
Cost of common shares repurchased	–	(66,354,778)
Total increase (decrease) in net assets applicable to common shareholders	5,836,907	(50,389,892)
Net Assets
Beginning of year	84,492,995	134,882,887
End of year (including undistributed net investment income of $246,650 and
$418,158, respectively)	$90,329,902	$84,492,995

See notes to financial statements.

16 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund
Statement of Cash Flows|For the year ended October 31, 2011

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$9,380,144
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation on investments	(18,179,184)
Net change in unrealized depreciation on options	105,620
Net realized loss on investments	14,084,907
Net realized gain on options	(4,231,825)
Purchase of long-term investments	(307,057,891)
Proceeds from sale of long-term investments	304,527,651
Cost of written options closed	(4,802,724)
Amortization of premium and other	467,438
Net sales of short-term investments	1,829,905
Decrease in dividends and interest receivable	450,716
Increase in tax reclaims receivable	(462)
Decrease in other assets	43,312
Premiums received on call options written	13,896,055
Decrease in advisory fee payable	(3,741)
Decrease in administrative fee payable	(231)
Increase in accrued expenses and other liabilities	107,949
Decrease in interest due on borrowings	(1,767)
Net Cash Provided by Operating and Investing Activities	10,615,872
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(3,543,237)
Proceeds from borrowings	28,250,000
Payments made on borrowings	(35,250,000)
Net Cash Used by Financing Activities	(10,543,237)
Net increase in cash	72,635
Cash at Beginning of Period	406,000
Cash at End of Period	$478,635
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$292,321

See notes to financial statements.

Annual Report | October 31, 2011 | 17

GGE | Guggenheim Enhanced Equity Strategy Fund
Financial Highlights|
	For the		For the		For the		For the		For the
Per share operating performance	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
for a common share outstanding throughout the period *	October 31, 2011		October 31, 2010		October 31, 2009		October 31, 2008		October 31, 2007
Net asset value, beginning of period	$16.92		$14.86		$19.65		$113.95		$119.55
Income from investment operations
Net investment income (a)	0.23		0.49		0.90		6.75		7.70
Net realized and unrealized gain (loss) on investments, futures,
options and swap transactions	1.65		2.15		(4.83)		(92.50)		(4.30)
Distributions to Preferred Shareholders
From net investment income and return of capital
(common share equivalent basis)	–		(0.02)		(0.21)		(2.05)		(2.50)
Total from investment operations	1.88		2.62		(4.14)		(87.80)		0.90
Distributions to Common Shareholders
From and in excess of net investment income	(0.27)		(0.56)		(0.65)		(4.73	)(e)	(6.50)
Return of capital	(0.44)		–		–		(1.77	)(e)	–
Total distributions to Common Shareholders	(0.71)		(0.56)		(0.65)		(6.50)		(6.50)
Net asset value, end of period	$18.09		$16.92		$14.86		$19.65		$113.95
Market value, end of period	$15.45		$14.86		$14.25		$14.90		$98.10
Total investment return (b)
Net asset value	11.34%		18.01%		(19.99)%		(81.30)%		0.67%
Market value	8.79%		8.45%		3.50%		(83.31)%		(3.53)%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$90,330		$84,493		$134,883		$178,223		$1,034,697
Preferred Shares, at liquidation value ($25,000 per share liquidation
preference) (thousands)	$–		$–		$30,000		$125,000		$425,000
Preferred Shares asset coverage per share	$–		$–		$137,402		$60,645		$85,859
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	1.90%		2.18%		2.66%		1.76%		1.42%
Interest expense	0.33%		0.50%		0.11%		–%		–%
Total net expense	2.23%		2.68%		2.77%		1.76%		1.42%
Fee waiver	0.09%		0.11%		0.09%		–%		–%
Total gross expense	2.32	%(c)	2.79	%(c)	2.86	%(c)	1.76	%(c)	1.42%
Net investment income, after fee waiver and effect of dividends to preferred shares	1.30%		3.04%		5.38%		6.36%		4.36%
Portfolio turnover	267	%(f)	26%		172	%(f)	68%		57%
Senior indebtedness
Total borrowings outstanding (in thousands)	$26,000		$33,000		$30,000		$–		$–
Asset coverage per $1,000 of indebtedness (d)	$4,474		$3,560		$6,496		$–		$–

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distri- butions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns.Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.14% for the year ended October 31, 2011, 0.00% for the years ended October 31, 2010 and October 31, 2009, and 0.02% for the years ended October 31, 2008 and October 31, 2007.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009 financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

See notes to financial statements.

18 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund

Notes to Financial Statements|October 31, 2011

Note 1 – Organization:

Guggenheim Enhanced Equity Strategy Fund (formerly known as Claymore Dividend & Income Fund, the“Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which will follow a proprietary dynamic rules-based methodology developed by Guggenheim Partners Asset Management, LLC. Prior to May 16, 2011, the Fund pursued its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which they are traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at Net Asset Value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The fair value estimate for the Level 3 security in the Fund was determined in good faith by the Pricing Committee pursuant to the Valuation Procedures which were established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching fair value determination, including, but not limited, to the following: the type of security, analysis of the company’s performance and the present value of potential future earnings of the investment.

Annual Report | October 31, 2011 | 19

GGE | Guggenheim Enhanced Equity Strategy Fund | Notes to Financial Statements continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2011.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
ExchangeTraded Funds	$118,533	$–	$–	$118,533
Limited Partnership	–	–	56	56
Money Market Fund	1,007	–	–	1,007
Total	$119,540	$–	$56	$119,596
Liabilities:
OptionsWritten	$3,508	$–	$–	$3,508
Total	$3,508	$–	$–	$3,508

There were no transfers between levels during the year ended October 31, 2011.

Level 3 holdings	Securities
(value in $000s)
Beginning Balance at October 31, 2010	$248
Total Realized Gain/Loss	–
Change in Unrealized Gain/Loss	(168)
Return of Capital	(24)
Net Purchases and Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at October 31, 2011	$56

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c ) Options

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike”price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions

The Fund declares and pays quarterly dividends to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

20 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund | Notes to Financial Statements continued

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the year ended October 31, 2011.

(f) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (“GFIA”or the“Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Asset Management, LLC (“GPAM”or the“Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates.

Pursuant to a Sub-Advisory Agreement (the“Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

On March 14, 2011, the Fund announced that the Board of Trustees of the Fund approved the termination of the investment sub-advisory agreement among the Fund, the Adviser and Manning & Napier Advisors, Inc. (“Manning & Napier”) and approved the appointment of GPAM, LLC as the new investment sub-adviser to the Fund. Both GFIA and GPAM are subsidiaries of Guggenheim Partners, LLC, a diversified financial services firm. Pursuant to this appointment, GPAM entered into an interim investment sub-advisory agreement (the“Interim Sub-Advisory Agreement”) with the Fund and the Adviser, which was in effect for an interim period until shareholders approved a new investment sub-advisory agreement among the Fund, the Adviser and GPAM (the“New Sub-Advisory Agreement”). On September 8, 2011, at the reconvened annual meeting of shareholders of the Fund, shareholders approved the New Sub-Advisory Agreement.

Under the Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund’s total managed assets. Under the sub-advisory agreement with Manning & Napier, the Advisor agreed to pay Manning & Napier 0.42% of the Fund’s managed assets as compensation for its services. The Adviser waived 0.09% of the investment advisory fee and this waiver was assumed by Manning & Napier. The benefit to the Fund from this waiver was 0.08%. This previously agreed upon fee waiver expired on June 17, 2011. Beginning upon the expiration of this fee waiver and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser paid to GPAM a sub-advisory fee equal to 0.33% of the average daily value of the Fund’s total managed assets until the expiration of the previously entered into fee waiver on June 17, 2011, after which time the Adviser pays to GPAM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets. The Board of Trustees authorized the Fund to pay the lesser of 50% or $125,000 of the expenses associated with the change in sub-adviser. This expense is noted as“Transition expense”on the Statement of Operations.

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended October 31, 2011, the Fund recognized expenses of $31,351 for these services.

Annual Report | October 31, 2011 | 21

GGE | Guggenheim Enhanced Equity Strategy Fund | Notes to Financial Statements continued

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2011, the following reclassification was made to the capital accounts of the Fund, to reflect permanent book and tax differences relating to the distributions received from real estate investment trusts and partnerships. Net investment income, net realized gains and net assets were not affected by these changes.

Additional	Accumulated Net	Accumulated Undistributed
paid-in capital	Realized Gain/(Loss)	Net Investment Income/(Loss)
$114	$(33,050)	$32,936

Information on the components of net assets on a tax basis as of October 31, 2011 is as follows:
				Net Tax	Undistributed
			Net Tax	Unrealized	Ordinary	Undistributed
Cost of			Unrealized	Depreciation	Income/	Long-Term
Investments	Gross Tax	Gross Tax	Depreciation	On Derivatives and	(Accumulated	Gains/
for Tax	Unrealized	Unrealized	on	Foreign	Ordinary	(Accumulated
Purposes	Appreciation	Depreciation	Investments	Currency	Loss)	Capital Loss)
$125,662,143	$682,768	$(6,748,605)	$(6,065,837)	$(105,620)	$0	$(673,857,344)

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, partnerships and tax straddles.

As of October 31, 2011, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $673,857,344 available to offset possible future capital gains.

Of the CLCF, $225,014,894 is set to expire on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration.

For the years ended October 31, 2011 and 2010, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2011	2010
Ordinary income - common shares	$1,364,106	$3,868,047
Ordinary income – preferred shares	–	126,017
Return of capital– common shares	2,179,131	–
	$3,543,237	$3,994,064

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the“Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryfor-wards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

22 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund l Notes to Financial Statements continued

Note 5 – Investments in Securities:

For the period ended October 31, 2011, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $307,057,891 and $304,527,651, respectively.

Note 6 – Derivatives:

The Fund will opportunistically employ an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the year ended October 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	–	$ –
Options written during the period	96,919	13,896,055
Options expired during the period	(31,228)	(3,178,151)
Options closed during the period	(35,970)	(5,903,045)
Options assigned during the period	(12,332)	(1,412,086)
Options outstanding, end of period	17,389	3,402,773

Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at October 31, 2011:

Statement of Assets & Liability Presentation of Fair Values of Derivatives ($000s):
	Liability Derivatives
	Statement of
	Assets and
	Liabilities
	Location	Fair Value
Equity risk	Options written, at value	$3,508
Total		$3,508

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2011:

Effect of Derivative Instruments on the Statement of Operations (in $000s):
	Amount of
	Realized	Change in Unrealized
	Gain/(Loss) on	Appreciation/(Depreciation)
	Derivatives	on Derivatives	Total
	Options	Options
Equity risk	$4,232	$(105)	$4,127
Total	$4,232	$(105)	$4,127

Note 7 – Tender Offer:

On December 1, 2009, the Fund commenced an in-kind Tender Offer (“the Offer”) where the Fund agreed to purchase up to approximately 45% of the Fund’s outstanding common shares at 99.5% of the net asset value (“NAV”) per common share in exchange for a pro-rata portion of the Fund’s portfolio securities. Following the expiration of the Offer on January 4, 2010, the Fund accepted 4,085,893 properly tendered shares, representing approximately 45% of the Fund’s common shares outstanding, at a NAV per common share of approximately $16.24 (the“Repurchase Price”). The total value of assets of the Fund that was distributed in payment for such tendered common shares accepted in the Offer based on the Repurchase Price was $66,354,778.

Annual Report | October 31, 2011 | 23

GGE | Guggenheim Enhanced Equity Strategy Fund l Notes to Financial Statements continued

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the years ended October 31, 2011 or 2010.

Transactions in common shares were as follows:
	Year Ended October 31, 2011	Year Ended October 31, 2010
Beginning Shares	4,993,991	9,079,884
Shares repurchased through Tender Offer	–	4,085,893
Ending Shares	4,993,991	4,993,991

Preferred Shares

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. On September 29, 2008 and October 20, 2008, the Fund announced redemptions of 1,200 shares of each series of Auction Market Preferred Shares (“AMPS”), respectively. On November 26, 2008, January 30, 2009 and February 26, 2009, the Fund announced redemptions of 80 shares, 120 shares and 280 shares of each series respectively. On July 24, 2009, the Fund announced redemptions of 120 shares from each series M7, W7 and F7 and 520 shares from each of series T28 and TH28, which fully redeemed series T28 and TH28. On January 31, 2010, the Fund announced redemptions of 400 shares from each series M7, W7, and F7 which fully redeemed all three series. At October 31, 2011, there were no preferred shares outstanding.

Note 9 – Borrowings:

The Fund entered into a $33,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the maximum amount committed from the counterparty and the amount borrowed. As of October 31, 2011, there was $26,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility during the period ended October 31, 2011 was $25,000,685 with a related average interest rate of 1.16%. The maximum amount outstanding during the period was $33,000,000.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On November 1, 2011, the Board of Trustees declared a quarterly dividend of $0.3125 per common share. The dividend was payable on November 30, 2011, to shareholders of record on November 15, 2011.

24 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund

Report of Independent Registered Public Accounting Firm|

The Board of Trustees and Shareholders of

Guggenheim Enhanced Equity Strategy Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Strategy Fund (formerly Claymore Dividend & Income Fund, the Fund), including the portfolio of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Enhanced Equity Strategy Fund at October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 23, 2011

Annual Report | October 31, 2011 | 25

GGE | Guggenheim Enhanced Equity Strategy Fund

Supplemental Information|(unaudited)

Federal Income Tax Information

The Fund recognized qualified dividend income of $1,931,181 during the fiscal year ended October 31, 2011. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,276,489 of investment income qualifies for the dividends-received deduction.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on August 30, 2011, and reconvened on September 8, 2011. Common shareholders voted on the election of a Trustee and the proposal for a new Investment Sub-Advisory Agreement.

With regard to the election of the following Trustee by common shareholders of the Fund and the proposal for the new Investment Sub-Advisory Agreement:

	# of Shares	# of Shares	# of Shares
	In Favor	Against	Withheld
Randall C. Barnes	2,628,119	–	138,759
New Investment Sub-Advisory Agreement	2,068,085	112,475	46,654

The other Trustees of the Fund whose terms did not expire in 2011 are Roman Friedrich III, Ronald A. Nyberg, Ronald E. Toupin, Jr. and Robert B. Karn III.

Trustees
The Trustees of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:
Number of
Portfolios in the
Name, Address*, Year	Term of Office**	Principal Occupations during	Fund Complex***
of Birth and Position(s)	and Length of	the Past Five Years and	Overseen by	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Trustee	Held by Trustee

Independent Trustees:
Randall C. Barnes	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo,	56	None
Year of Birth: 1951		Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).
Roman Friedrich III	Since 2004	Founder and President of Roman Friedrich & Company, Ltd., a mining and metals	50	Director Axiom Gold and Silver Corp.
Year of birth: 1946		investment bank (1998-present). Formerly, Advisory Board Member of McNicoll, Lewis		(2011- present) Windstorm Resources,
Trustee		& Vlak, an investment bank and institutional broker-dealer specializing in capital intensive		Inc. (2011- present), Zincore Metals,
		industries such as energy, metals and mining (2010-2011).		Inc. (2009-present).
Robert B. Karn III	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic	50	Director of Peabody Energy Company
Year of Birth: 1942		Consulting, St. Louis office of Arthur Andersen, LLP.		(2003- present), GP Natural Resource
Trustee				Partners LLC (2002-present).
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate	58	None
Year of birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice President,
Trustee		General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio	55	Trustee, Bennett Group of Funds
Year of birth: 1958		Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen		(2011-present).
Trustee		Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit
Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of the shareholders.
-Messrs. Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of the shareholders.
-Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
***	The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.

26 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
Kevin M. Robinson	Since 2010	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors,
Year of Birth: 1959		Inc. and Guggenheim Funds Services Group Inc. (2007-present). Chief Legal Officer and Chief Executive Officer of certain other
Chief Executive Officer		funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Chief Legal Officer
John Sullivan	Since 2010	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc.
Year of Birth: 1955		(2010-present) Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex.
Chief Accounting Officer,		Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).
Chief Financial Officer
Treasurer
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group Inc. (2006-present). Chief Compliance Officer of
Year of birth: 1957		certain other funds in the Fund Complex, Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment
Chief Compliance Officer		Management, Inc. (2003-2006).
Mark E. Mathiasen	Since 2008	Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc (2007-present). Secretary of certain other
Year of birth: 1978		funds in the Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).
Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | October 31, 2011 | 27

GGE | Guggenheim Enhanced Equity Strategy Fund

Dividend Reinvestment Plan|(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the“Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

28 | Annual Report | October 31, 2011

GGE | Guggenheim Enhanced Equity Strategy Fund

Investment Advisory Agreement|

On May 25, 2011, the Board, including those trustees who are not“interested persons”as defined by the Investment Company Act of 1940, as amended (the“Independent Trustees”), considered the renewal of the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser”). As part of its review process, the Nominating & Governance Committee of the Board (the“Committee”and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser and independent legal counsel in connection with the Board meeting held on May 25, 2011, and in connection with Committee meetings held on May 17, 2011, and May 25, 2011. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund and materials from the Adviser regarding proposals designed to positively impact the Fund’s market price discount to net asset value and to increase the likelihood of utilizing the tax characteristics of the Fund’s portfolio.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser. The Adviser provided extensive information in response to that request and to a follow-up request for information. Among other information, the Adviser provided general information to assist the Committee and the Board in assessing the nature and quality of services provided by the Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Investment Advisory Agreement to the Adviser and the compliance program of the Adviser.

Based upon its review, the Committee and the Board concluded that it was in the best interests of the Fund to renew the Investment Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to a subadviser. The Board considered the Adviser’s responsibility to oversee a subadviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed audited financial information regarding the Adviser and its parent company as of December 31, 2010, and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support provided by the Adviser to the Fund. The Board members considered the Adviser’s continuing integration into the Guggenheim organization and the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of a subadviser’s investment activities. Specifically, the Board noted the oversight activities performed by the Adviser with respect to the Fund’s previous subadviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions, and the oversight activities the Adviser is expected to perform with respect to the Fund’s recently appointed subadviser. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for various periods ended April 30, 2011, and compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The Board also considered the Fund’s use of leverage and the positive impact of the leverage on the Fund’s performance for the twelve months ended April 30, 2011. The Board considered the Board’s approval on March 7, 2011, of the Adviser’s recommendation to hire Guggenheim Partners Asset Management, LLC, an affiliate of the Adviser, as subadviser along with a shift in the Fund’s investment strategy consistent with the Fund’s investment objective of providing a high level of current income with a secondary objective of capital appreciation. The Board had considered the Adviser’s view that funds that invest primarily in equities such as the Fund under the strategy employed by the prior subadviser, generally generate lower income and generally offer lower distribution rates than many other closed-end funds, and generally are less likely to be in a position to utilize the tax characteristics of the Fund’s portfolio. The Board had considered the Adviser’s view that there is an apparent correlation between the level of a fund’s distribution rate and the fund’s relative market price discount to net asset value with a higher distribution rate having the apparent effect of positively impacting the discount. Prior to the March 7, 2011, meeting, the Board had considered various strategic alternatives for the Fund, despite the prior subadviser’s acceptable performance, in light of the Fund’s distribution rate, the Fund’s market price discount to net asset value and the tax characteristics of the Fund’s portfolio. The Board considered that the Adviser had appropriately overseen the prior subadviser and had evaluated various strategic alternatives for the Fund.

The Board compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Subadviser) and expense ratio to the peer group of funds and to the advisory fees that the Adviser charges to other closed-end funds for which it serves as adviser. The Board considered that the peer group of funds was expected to change because of the shift in investment strategy. The Board considered the Adviser’s agreement to waive five basis points of the advisory fee as long as an affiliate of the Adviser serves as subadviser to the Fund.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Fund, including paying the subadvisory fee.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board did not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Advisory Agreement continue to be fair and reasonable and that the continuation of the Investment Advisory Agreement is in the best interests of the Fund, taking into consideration such factors as it deemed appropriate in its business judgment.

Annual Report | October 31, 2011 | 29

This Page Intentionally Left Blank.

GGE | Guggenheim Enhanced Equity Strategy Fund

Fund Information|

Boardof Trustees	Officers	Investment Sub-Adviser*
Boardof Trustees	Kevin M. Robinson	Guggenheim Partners Asset
Randall C. Barnes	Chief Executive Officer and	Management, LLC
	Chief Legal Officer	Santa Monica, California
Roman Friedrich III
	John Sullivan	Investment Adviser
Robert B. Karn III	Chief Financial Officer,	andAdministrator
	Chief Accounting Officer	Guggenheim Funds Investment
Ronald A. Nyberg	and Treasurer	Advisors, LLC
Lisle, Illinois
Ronald E. Toupin, Jr,. Chairman
	Bruce Saxon	Custodian and
	Chief Compliance Officer	Transfer Agent
* The Fund’s Board of Trustees approved the appointment		The Bank of New York Mellon
of Guggenheim Partners Asset Managers, LLC as invest-	Mark E. Mathiasen	New York, New York
ment sub-adviser and the termination of Manning &	Secretary
Napier Advisors, Inc.’s investment sub-advisory agree-		Legal Counsel
ment with the Fund each effective as of May 16, 2011.		Skadden, Arps, Slate, Meagher &
See Note 3 on page 21 for more details.		Flom LLP
New York, New York

Independent Registered
Public AccountingFirm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of  Guggenheim Enhanced Equity Strategy Fundfor Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286
(866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at www.guggenheimfunds.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at www.guggenheimfunds.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

Annual Report | October 31, 2011 | 31

GGE | Guggenheim Enhanced Equity Strategy Fund

About the Fund Managers|

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(12/11)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-GGE-AR-1011

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)          (1) The registrant's Code of Ethics is attached hereto as an exhibit.
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Ronald E. Toupin, Jr.  Mr. Toupin is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using generally accepted accounting principles (GAAP) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $32,000 and $28,300 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $7,000 and $7,000 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)              (1) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.                                Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.                                Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $7,000 and $7,000 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

 (h)         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Asset Management, LLC (the "Sub-Adviser").  The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As investment sub-adviser for the registrant, GPAM is responsible for the day-to-day management of the registrant’s portfolio. GPAM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPAM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPAM’s strategic and tactical policy directives.

The following individuals at GPAM share primary responsibility for the management of the registrant’s portfolio and is provided as of October 31, 2011:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd	2011	Guggenheim Partners Asset Management, LLC: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI	2011	Guggenheim Partners Asset Management, LLC: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
Farhan Sharaff	2011	Guggenheim Partners Asset Management, LLC: Senior Managing Director – 7/10–Present.
Jamal Pesaran	2011	Guggenheim Partners Asset Management, LLC: Vice President, Portfolio Manager– 2008 –Present.
Jayson Flowers	2011	Guggenheim Partners Asset Management, LLC: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPAM portfolio managers as of October 31, 2011:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	6	$840,948,198	0	$0
Other pooled investment vehicles	4	$2,005,406,817	3	$1,954,426,355
Other accounts	19	$44,319,811,961	0	$0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	5	$750,314,513	0	$0
Other pooled investment vehicles	2	$1,954,372,410	2	$1,954,372,410
Other accounts	29	$50,188,621,668	1	$345,798,870

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$262,780,810	0	$0
Other pooled investment vehicles	7	$100,565,881	2	$18,414,648
Other accounts	3	$295,868,400	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$262,780,810	0	$0
Other pooled investment vehicles	6	$91,381,211	1	$9,229,978
Other accounts	1	$3,317,145	0	$0

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$262,780,810	0	$0
Other pooled investment vehicles	6	$91,381,211	1	$9,229,978
Other accounts	1	$3,317,145	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPAM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPAM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPAM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPAM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPAM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPAM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPAM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPAM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPAM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPAM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPAM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPAM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPAM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPAM compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     GPAM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPAM investments.  All GPAM employees are also eligible to participate in a 401(k) plan to which GPAM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$0
Anne Walsh	$10,001-$50,000
Farhan Sharaff	$0
Jayson Flowers	$0
Jamal Pesaran	$0

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Strategy Fund

By:               /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer

Date:             January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer

Date:             January 9, 2012

By:                /s/ John Sullivan

Name:           John Sullivan

Title:             Treasurer and Chief Financial Officer

Date:             January 9, 2012